INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company follows ASC 740 “Income Taxes” (“ASC 740”) which prescribes the asset and liability method whereby deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted laws and tax rates that will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits that are not expected to be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that such tax rate changes are enacted. Under ASC 740, tax benefits are recorded only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards.

On December 22, 2017, the Tax Reform Act was signed into law. Among the provisions, the Tax Reform ACT reduces the U.S. federal corporate income tax rate from a maximum of 35% to a flat 21% effective January 1, 2018, requires companies to pay a one-time transition tax on deemed repatriated earnings of certain foreign subsidiaries that were previously tax deferred, and creates new taxes on certain foreign sourced earnings. At December 31, 2019, the Company has completed its accounting for the tax effects of the enactment of the Tax Reform Act. The Company has finalized the tax effects on its existing deferred tax balances and the one-time transition tax under Staff Accounting Bulletin No. 118 ("SAB 118"). The Company has also included current year impacts of the Tax Reform Act in our tax provision. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in tax years 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CARES Act also contains modifications on the limitation of business interest for tax years beginning in 2019 and 2020. The modifications to Section 163(j) increase the allowable interest expense deduction. Any tax benefit as a result of the CARES Act is primarily due to the carryback of net operating losses to prior years and increased interest expense deductions.

A reconciliation of the U.S. Federal statutory income tax rate to the effective income tax rate is as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Tax expense at federal statutory rate	(21%)	(21%))
State tax expense, net of federal tax effect	0%	0%
Expired NOL	46%	0%
Deferred income tax asset valuation allowance	(26%)	21%
Effective income tax rate	(1%)	0%

Significant components of the Company’s deferred income tax assets are as follows:

	December 31, 2019	December 31, 2018

Inventory capitalization	$8,000	$9,000
Inventory allowance	76,000	70,000
Allowance for doubtful accounts	9,000	9,000
Accrued compensation	18,000	22,000
Stock based compensation	168,000	168,000
Deferred wages payable	50,000	43,000
Depreciation – Property, Plant & Equipment	(1,000)	(6,000)
Net operating loss carry-forward	3,339,000	3,569,000
Total gross deferred income tax assets	3,667,000	3,884,000
Less deferred income tax assets valuation allowance	(3,667,000)	(3,884,000)
Net deferred income tax assets	$0	$0

The valuation allowance for deferred income tax assets as of December 31, 2019 and December 31, 2018 was $3,667,000 and $3,884,000, respectively. The net change in the deferred income tax assets valuation allowance was $217,000 for Fiscal 2019 and $265,000 for Fiscal 2018. The Company believes that it is more likely than not that the deferred tax assets will not be realized.

As of December 31, 2019, the prior three years remain open for examination by the federal or state regulatory agencies for purposes of an audit for tax purposes.

At December 31, 2019, the Company had Federal net operating loss carry-forwards for income tax purposes of approximately $3,339,000. The Company’s net operating loss carry-forwards began to expire in 2019 and continue to expire through 2035. In assessing the realizability of deferred income tax assets, management considers whether or not it is more likely than not that some portion or all deferred income tax assets will be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies in making this assessment.

The Company’s ability to utilize the operating loss carry-forwards may be subject to an annual limitation in future periods pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, if future changes in ownership occur.

The Company recognizes potential interest and penalties related to income tax positions as a component of the provision for income taxes on operations. The Company does not anticipate that total unrecognized tax benefits will materially change in the next twelve months.